S-K 1606, De-SPAC Board Determination	Jul. 15, 2026
De-SPAC, Board Determination Disclosure [Line Items]
De-SPAC, Board Determination Disclosure [Text Block]

After careful consideration, the Viking Board unanimously recommends that Viking Shareholders vote “FOR” the approval of the Business Combination Proposal. The Viking Board did not retain an unaffiliated representative to act solely on behalf of the Viking Public Shareholders for negotiating the terms of the Business Combination Agreement on their behalf and/or preparing a report concerning the approval of the Business Combination. For a more complete description of the Viking Board’s reasons for the approval of the Business Combination and the unanimous recommendation of the Viking Board, see the subsection entitled “The Business Combination — The Viking Board’s Reasons for Approval of the Business Combination.”

De-SPAC, Approval By Majority of Unaffiliated Security Holders of the SPAC is Required [Flag]	false